UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

BLINK CHARGING CO.
(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5081 Howerton Way, Suite A Bowie, Maryland	20715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Blink Charging Co. (the “Company”)

June 26, 2025

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 26, 2025, we held our Annual Meeting of Stockholders (the “Meeting”). The following matters were submitted to our stockholders for consideration (all of which were set forth in our definitive proxy statement on Schedule 14A filed with the SEC on May 14, 2025):

Proposal 1: Election of five directors to our board of directors for a one-year term of office expiring at the 2026 Annual Meeting of Stockholders.

Proposal 2: Approval, on a non-binding advisory basis, of the compensation paid to our executive officers.

Proposal 3: Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2025.

We had 102,717,131 shares of common stock outstanding on April 30, 2025, the record date for the Meeting. At the Meeting, holders of 51,537,688 shares of our common stock were present in person or represented by proxy. The full voting results were as follows:

1.	Election of Directors. Our stockholders elected the five nominees listed in our definitive proxy statement to serve on our board of directors for a one-year term of office expiring at the 2026 Annual Meeting of Stockholders. The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes

Ritsaart J.M. van Montfrans	10,068,565	4,644,960	36,824,163

Michael C. Battaglia	13,866,586	746,935	36,924,167

Aviv Hillo	9,546,122	4,661,979	37,329,587

Jack Levine	6,708,051	7,905,470	36,924,167

Martha J. Crawford	13,763,910	949,611	36,824,167

2.	Advisory (Non-Binding) “Say-On-Pay” Vote to Approve Executive Compensation for 2024. Our stockholders voted for the advisory approval of our executive compensation. The results of voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

11,922,110	2,515,872	275,440	36,824,266

3.	Ratification of Independent Registered Accounting Firm. Our stockholders ratified the appointment of Grant Thornton LLP as our independent registered public accountants for the year ending December 31, 2025. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,475,471	1,235,739	826,478	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: June 30, 2025	By:	/s/ Michael C. Battaglia
	Name:	Michael C. Battaglia
	Title:	President and Chief Executive Officer

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